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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          FORM 8-K/A (AMENDMENT NO. 2)

                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2000



                            RAINING DATA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                         (State or Other Jurisdiction of
                         Incorporation or Organization)



           000-16449                                       94-3046892
   (Commission File Number)                             (I.R.S. Employer
                                                       Identification No.)


                              17500 CARTWRIGHT ROAD
                            IRVINE, CALIFORNIA 92614
                    (Address of Principal Executive Offices)



                                 (949) 442-4400
                         (Registrant's telephone number,
                              including area code)

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                                EXPLANATORY NOTE

        This Amendment No. 2 to the Registrant's Current Report on Form 8-K is being filed solely to amend Items 4 and 7(c) and to include Exhibit 16 as an exhibit to the Form 8-K. The Form 8-K as filed on December 15, 2000 and amended on June 21, 2001 remains unchanged in all other respects.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

        On July 11, 2000, Deloitte & Touche LLP, informed Pick that they declined to stand for reappointment as Pick's independent auditors subsequent to the completion of their audit of Pick's financial statements for the year ended February 29, 2000, which became effective on July 11, 2000. On October 4, 2000 Grant Thornton, LLP was appointed as independent auditors for PickAx, Inc.

        During the fiscal years ended February 28, 1999 and February 29, 2000 and through July 11, 2000, there were no disagreements between Pick and Deloitte and Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

        Deloitte & Touche LLP's reports on the financial statements of Pick for the years ended February 29, 2000 and February 28, 1999 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles. Further, during the fiscal years ended February 28, 1999 and February 29, 2000 and through July 11, 2000, there were no reportable events as defined by Item 304(a)(i)(iv) of Regulation S-B.

        Deloitte & Touche LLP has not audited, reviewed, compiled or performed any procedures on interim financial statements of Pick for any periods or any financial statements of Pick subsequent to February 29, 2000. Furthermore, Deloitte & Touche LLP, has not been engaged as independent auditors of PickAx, Inc. and, accordingly, has not audited, reviewed, complied or performed any procedures with respect to the financial statements of PickAx, Inc. as of any dates or for any periods.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

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               2.1    Agreement and Plan of Merger, dated as of August 23, 2000, by and among Omnis Technology Corporation, Raining Merger Sub, Inc., PickAx, Inc. and Gilbert Figueroa (included as Appendix A to the Registrant's Definitive Proxy Statement filed with the Commission on November 16, 2000 and incorporated herein by reference)

               4.1* Common Stock Purchase Agreement - Cash Purchase, dated as of December 4, 2000, by and between the Registrant and Astoria Capital Partners, L.P.

               4.2* Common Stock Purchase Agreement - PickAx Note, dated as of December 4, 2000, by and between the Registrant and Astoria Capital Partners, L.P.

               4.3* Common Stock Purchase Agreement - Individual, dated as of December 4, 2000, by and between the Registrant and Harry Augur

               4.4* Common Stock Purchase Agreement - Individual, dated as of December 4, 2000, by and between the Registrant and Robert van Roijen

               4.5* Registration Rights Agreement, dated as of December 4, 2000, by and among the Registrant, Astoria Capital Partners, L.P., Harry Augur and Robert van Roijen

               16.1   Letter from Deloitte & Touche LLP dated August 27, 2001

               23.1*  Independent Auditors' Consent

               23.2*  Consent of BDO Spencer Steward (Johannesburg) Incorporated

               23.3*  Consent of Mazars Neville Russell
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       * Previously filed on the Registrant's Form 8-K/A filed with the
         Commission on June 21, 2001.
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             RAINING DATA CORPORATION


Date:  August 24, 2001                       By: /s/ SCOTT K. ANDERSON
                                                 -------------------------------
                                                 Scott K. Anderson, Jr.
                                                 Vice President -- Finance,
                                                 Treasurer and Secretary

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                                INDEX TO EXHIBITS


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
     EXHIBIT                             DESCRIPTION
     -------                             -----------

      16.1         Letter from Deloitte & Touche LLP dated August 27, 2001

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